Exhibit 99.2

Investor Presentation | Q3 2020 atlanticcapitalbank.com NASDAQ TICKER: ACBI Exhibit 99.2

atlanticcapitalbank.com Forward-Looking Statements Disclaimer and Non-GAAP Financial Information 2 This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “strive,” “projection,” “would,” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: The impact of the COVID-19 pandemic and the responses of governmental authorities on our operations, including declines in credit quality, strains on capital and liquidity, fluctuations in our payment processing business, and declines in deposits; our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth and hiring initiatives in the Atlanta market area; risks associated with increased geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans resulting from our exit of the Tennessee and northwest Georgia markets and our strategic realignment; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non-guaranteed portions of SBA loans, and changes to applicable federal regulations; risks associated with our ability to manage the planned growth of our payment processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for payment processing; changes in asset quality and credit risk; the cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the Company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems; and other risks and factors identified in our most recent annual report on Form 10-K and our other reports filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time. Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including:(i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, (iii) tangible book value per share, (iv) tangible common equity to tangible assets;(v) pre-provision net revenue, (vi) noncore funding to total assets, (vii) allowance for credit losses to loans held for investment excluding PPP, and (viii) allowance for loan losses to loans held for investment excluding PPP. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.

atlanticcapitalbank.com Q3 2020 Overview 3 Performance Highlights During Pandemic Pandemic Business Environment Update Credit Update • Produced three quarters of solid operating performance and strong year over year growth in PPNR • Reported another quarter of double-digit linked quarter and year over year growth in core relationships deposits • Reduced deposit costs to 0.19% in the third quarter • Continued to strengthen fortress balance sheet with issuance of $75 million in subordinated notes and maintenance of strong allowance for credit losses • Resumed share repurchase program in the third quarter and purchased 401,000 shares totaling $4.6 million • Loan deferrals declined sharply reflecting resilient borrower performance and optimism • Loan pipelines began to recover during the third quarter as clients made plans for new investment • Treasury management and payment processing business growth remains strong • Began to process PPP forgiveness applications • Enhanced monitoring of COVID-19 affected borrowers continues • SBA Cares Act subsidy payments expiring for most SBA borrowers in October; some deferral requests expected • Overall credit quality remained steady with limited charge-offs and non-accruals • Allowance for credit losses remains robust at 1.59% of loans (1.78% excluding PPP loans) • Loan deferrals declined to 0.3% of loans, with no transitions to non-accrual as of 9/30/2020 • Annualized net charge-offs totaled 0.06% in the quarter • Non-performing assets remained at low levels totaling 0.20% of totals assets

Financial Highlights
Continuing Operations

Atlantic Capital

	METRICS	Q3 2020	Q2 2020	Q3 2019	Change vs Q2 2020		Change vs Q3 2019	
Income[1]	Diluted EPS	$ 0.40	$ 0.09	$ 0.33	$ 0.31	344%	$ 0.07	21%
	Pre-provision net revenue (PPNR) [2]	10.9	11.4	10.2	(0.5)	(4%)	0.7	7%
Balance Sheet[3]	Total loans held for investment (period-end)	$ 2,188	$ 2,185	$ 1,836	$ 3	0%	$ 352	19%
	Total loans excluding PPP loans	1,956	1,951	1,836	5	0%	120	7%
	Total deposits (quarterly average)	2,472	2,410	1,950	62	3%	522	27%
	Non-interest bearing deposits (quarterly average)	855	815	638	40	5%	217	34%
Performance Measures	Tangible book value per share	$ 15.11	$ 14.72	$ 13.91	$0.39		$1.20	
	Net interest margin [4]	3.14 %	3.23 %	3.52 %	(9 bps)		(38 bps)	
	Efficiency ratio	56.61	53.82	55.72	279 bps		89 bps	
Capital Ratios	Tangible common equity to tangible assets	11.03 %	11.01 %	12.92 %	2 bps		(189 bps)	
	Total risk based capital	16.9	14.8	15.5	210 bps		130 bps	

[1] On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The banking business and branches subsequently sold to FirstBank are reported as discontinued operations. Income in thousands except Diluted EPS. [2] Pre-provision net revenue (PPNR) is calculated as the sum of taxable equivalent net interest income and noninterest income less noninterest expense (except provision for credit losses). Dollars in thousands. For a reconciliation of this non-GAAP financial measure, see slides 34-35. [3] Dollars in millions. [4] Taxable equivalent. Please see reconciliation on slides 34-35 for more details.

atlanticcapitalbank.com

4

atlanticcapitalbank.com $688 $790 $944 $1,063 $1,119 $1,107 $1,077 $622 $605 $653 $686 $678 $662 $656 $61 $88 $103 $111 $136 $182 $223 $144 $234 $232 $1,519 Commercial Lending Focus 5 Loans from Continuing Operations Loan yield Residential 2% Construction & Land 6% Commercial Real Estate 21% Consumer & Other 8% Commercial(1) CRE(2) Other(3) Mortgage Warehouse 3.79% 4.27% 5.01% 5.26% 4.77% 3.87% 3.82% $1,515 $1,728 Dollars in millions. Prior periods have been retrospectively adjusted for the impact of discontinued operations. (1) Commercial loans include commercial and industrial and owner occupied CRE loans. (2) CRE loans include non-owner occupied and construction and land. (3) Other loans include residential mortgages, home equity, consumer and other loans. $1,874 12/31/2016 12/31/2017 12/31/2018 12/31/2019 3/31/2020 6/30/2020 9/30/2020 C&I 33% Libor 37% PPP $1,933 $2,185 PPP 10% Fixed 40% Prime 11% PPP 10% Other 2% Loan yield excluding PPP loans: 4.09% 3.95% $2,188 Owner-occupied CRE 17% Multifamily 3%

atlanticcapitalbank.com 28% 32% 33% 33% 32% 34% 35% 56% 56% 61% 61% 62% 59% 56% 1% 1% 1% 1% 2% 4% 7% 15% 4% 3% 3% 11% 5% Strong Core Deposit Franchise 6 Average Deposits from Continuing Operations Dollars in millions Deposit figures represent average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. DDA NOW, Money Market & Savings Time $1,540 $1,633 Deposit cost $1,419 $1,805 0.28% 0.38% 0.52% 0.77% 0.75% 0.22% 0.19% $2,410 $2,255 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 Brokered 5% $2,472 Highlights • Continued strong deposit growth: • Q3 2020 vs Q3 2019: 26.8% • Q3 2020 vs Q2 2020: 10.3% annualized • The focus on growing overall treasury management relationships has resulted in strong DDA growth • 35% of overall deposits • Growth in time deposits generated from a fintech partnership

atlanticcapitalbank.com Net interest income 21,718 $ 21,631 $ 19,984 $ Provision for credit losses 28 8,863 413 Noninterest income 2,504 2,343 2,769 Noninterest expense 13,713 12,904 12,677 Income before taxes 10,481 2,207 9,663 Income tax expense 1,863 358 2,094 Net income from continuing operations 8,618 $ 1,849 $ 7,569 $ Diluted EPS - continuing operations 0.40 $ 0.09 $ 0.33 $ Financial Update: Q3 2020 Income Summary 7 Q3 2019 Q2 2020 Q3 2020 Q3 2020 Highlights(1) • Net interest income benefitted from addition of PPP loans offset by sub debt issuance • Allowance for credit losses (excluding PPP loans) of 1.78% compared to 1.80% at June 30 • Noninterest income increased from higher service charge income and an increase in SBA income • Expenses include $470,000 in customer account losses Dollars in thousands except EPS. (1)Q3 2020 results compared to Q2 2020 results. $ in thousands, except EPS

atlanticcapitalbank.com $20,088 $20,734 $21,203 $21,985 3.52% 3.38% 3.41% 3.23% 3.14% 3.35% 3.18% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 $39,009 $54,203 $63,738 $76,642 $81,323 2.76% 2.76% 3.07% 3.50% 3.58% 2015 2016 2017 2018 2019 Net Interest Margin 8 Net interest income NIM by Year(1) NIM by Quarter(1) Net interest margin Dollars in thousands Income and margin from continuing operations (1)Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Taxable equivalent net interest income is used in calculating taxable equivalent net interest margin. Please see reconciliation on slides 34-35 for more details. 0.26% 0.51% 1.10% 1.91% 2.28% 2.30% 1.83% 1.40% 0.25% 0.25% Avg Fed Funds • The net interest margin in Q3 2020 was 3.14%, a decline of 9 basis points vs Q2 2020 • The net interest margin, excluding PPP loans, was 3.18% compared to 3.35% in Q2 2020 • The issuance of $75MM in subordinated notes during Q3 2020 decreased the NIM by approximately 8 basis points $22,063 Net interest margin excl. PPP

atlanticcapitalbank.com Q3 Highlights(2) Disciplined Expense Management 9 Dollars in thousands (1) Continuing operations (2)Q3 2020 results compared to Q2 2020 results Noninterest Expense and Efficiency Ratio by Year(1) Noninterest Expense(1) Q3 2020 Q2 2020 Q3 2019 Salaries and employee benefits 8,850 $ 8,466 $ 8,295 $ 555 $ 7% Occupancy 739 883 722 17 2% Equipment and software 826 763 842 (16) (2%) Professional services 562 792 764 (202) (26%) Communications and data processing 757 670 796 (39) (5%) FDIC 213 175 (193) 406 (210%) Other noninterest expense 1,766 1,155 1,451 315 22% Noninterest expense 13,713 $ 12,904 $ 12,677 $ 1,036 $ 8% Year-over-Year change $42,435 $50,099 $52,834 $49,991 $53,108 89.1% 76.3% 70.4% 57.9% 58.0% 2015 2016 2017 2018 2019 Noninterest Expense and Efficiency Ratio by Quarter(1) $12,677 $13,382 $12,877 $12,904 $13,713 55.7% 57.6% 55.0% 53.8% 56.6% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Noninterest Expense Efficiency Ratio • Salaries and employee benefits increased $384,000 due to an increase in incentive accrual and a decrease in loan production salary cost deferrals • Other noninterest expense included $470,000 in customer account losses • Recovered $290,000 of these losses in October

atlanticcapitalbank.com 11.8% 11.0% 10.7% 9.9% 9.9% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Strong Capital Position 10 15.1% 14.6% 14.4% 14.4% 15.6% 15.5% 15.0% 14.9% 14.8% 16.9% 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 11.0% 11.0% 12.0% 12.0% Total Risk Based Capital Ratio(2) Tangible Common Equity Ratio(1) Bank Holding company 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 excluding PPP loans(2) (1)For a reconciliation of this non-GAAP financial measure, see slides 34-35. (2)Amounts are estimates as of September 30, 2020 12.9% 10.6% 11.6% • Improved capital levels in the third quarter with issuance of $75 million in subordinated notes and called existing $50 million in subordinated notes • Resumed $25 million share repurchase program in the third quarter • Purchased 401,000 shares totaling $4.6 million • Liquidity at the holding company remains strong Tier 1 Leverage Ratio(2) Highlights

atlanticcapitalbank.com Strong Historical Credit Quality Non-performing Assets / Total Assets Net Charge Offs / Total Average Loans (0.01%) 0.05% 0.11% 0.23% 0.02% 0.11% 0.13% 2014 2015 2016 2017 2018 2019 YTD 2020 0.12% 0.40% 0.13% 0.14% 0.20% 0.26% 0.27% 0.24% 0.20% 11 Highlights Classified / Total Loans 1.40% 0.66% 1.68% 1.76% 2.10% 1.99% 2.24% 2.49% 2.97% Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q1 2020 Q2 2020 Q3 2020 • Overall credit quality remained steady with limited charge-offs and non-accruals • Allowance for credit losses remains robust at 1.59% of loans (1.78% excluding PPP loans) • Loan deferrals declined to 0.3% of loans, with no transitions to non-accrual as of 9/30/2020 • Annualized net charge-offs totaled 0.06% in the quarter • Non-performing assets remain at low levels totaling 0.20% of totals assets

atlanticcapitalbank.com $19,427 $27,734 $35,085 $892 $2,838 $3,480 $2,871 $18,535 $24,896 $31,605 $31,894 $421 $7,409 $671 ($194) $8,222 $642 ($1,513) $636 ($609) ($347) 12/31/2019 CECL Adoption Provision (Loans) Provision (Unfunded Commitments) Net Charge-offs 3/31/2020 Provision (Loans) Provision (Unfunded Commitments) Net Charge-offs 6/30/2020 Provision (Loans) Provision (Unfunded Commitments) Net Charge-offs 9/30/2020 Allowance for Loan Losses Allowance for Unfunded Commitments 12 Current Expected Credit Losses (CECL) Dollars in thousands Allowance for credit losses includes allowance for loan losses and allowance for unfunded commitments. For reconciliation of the allowance for credit losses and allowance for loan losses excluding PPP, see slides 34-35. Allowance for Credit Losses Reserve Build $34,765 Q1 2020 1.29% 1.43% Incl. PPP Excl. PPP 1.45% 1.62% 1.61% 1.80% Q2 2020 Incl. PPP Excl. PPP 1.46% 1.63% 1.59% 1.78% Q3 2020 Q4 2019 ALL/Loans HFI 0.99% ACL/Loans HFI 1.04%

atlanticcapitalbank.com Borrower Assistance - Deferrals 13 Loan Payment Deferrals Loan Balance Industry 6/30/2020 9/30/2020 9/30/2020 Restaurant $ 146,382 $ - $ 190,168 Real Estate Rental & Leasing 92,646 - 318,777 Retail 67,689 - 283,296 Hotel 65,546 - 120,018 Healthcare 44,419 7,449 97,435 Other 98,322 95 1,178,340 Total $ 515,004 $ 7,544 $ 2,188,035 % of total loans 23.6% 0.3% Active Deferrals • Initial 90 day deferrals offered proactively; all 9/30/2020 remaining deferrals are 1st deferrals • Approximately 3% of total loans granted second deferral; all have expired as of 9/30/2020 • No expired deferrals have moved to non-accrual • Some SBA deferral requests expected after expiration of CARES Act subsidy payments Dollars in thousands Nearly all first and second deferrals have expired, continuing to reflect resilient borrower performance and optimism.

atlanticcapitalbank.com Borrower Assistance – Paycheck Protection Program (PPP) • PPP fee income amortized over 2 years; acceleration upon repayment or forgiveness • PPP Forgiveness process has begun • 534 PPP loans $150 thousand or less totaling $31 million • $6.1 million in fees still to be recognized 14 Balance Range Count Balance Average Loan Size Fee (%) Fee ($) Less than or equal to $350,000 663 61,999 $ 94 $ 5% 3,100 $ $350,001 - $1,999,999 153 125,665 821 3% 3,770 Greater than or equal to $2,000,000 14 44,170 3,155 1% 442 Totals 830 231,834 $ 282 $ 7,312 $ Paycheck Protection Program (PPP) Dollars in thousands except balance range

atlanticcapitalbank.com COVID-Sensitive Industries 15 Industry Balance 9/30/2020 Average loan size % of total loans % with payment deferrals % classified % nonaccrual Hotels, net of SBA/USDA GTY $ 99,458 $ 3,334 4.5% 0.0% 0.8% 0.0% Non-essential retail 94,756 1,504 4.3% 0.0% 1.8% 0.0% Full service restaurants 14,837 927 0.7% 0.0% 0.0% 0.0% Total $ 209,050 9.6% COVID-Sensitive Industries Dollars in thousands Excludes PPP loans Hotels • Average original LTV 66% • CRE segment more impacted but high quality locations and well capitalized owners; average August occupancy 48% • SBA segment more “drive by” properties; average August occupancy 47% Non-essential retail • 33% of total retail • Not currently concerned - primarily national well capitalized brands, anchored or rural retail CRE and new car dealerships Full service restaurants • 8% of total restaurants • $6 million national franchise brands • QSRs excluded - performing well with drive-thru and delivery, overall revenue comps have been positive since May

Appendix

atlanticcapitalbank.com Management Biographies 17 Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • President, Atlanta Division of Atlantic Capital since December 2019 • EVP, General Banking Division Executive of Atlantic Capital from 2017 through 2019 • CRO of Atlantic Capital from its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • EVP and CRO of Atlantic Capital since October 2017 • Senior Risk Management Officer at Atlantic Capital from inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • President, Corporate Financial Services Division since December 2019 • EVP at Atlantic Capital from inception through December 2019 • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division

atlanticcapitalbank.com Atlantic Capital Our Company Atlanta’s Hometown Business Bank • EMERGING GROWTH and ENTREPRENEURIAL focus • HIGH-TOUCH, customized service delivery • Product BREADTH and DEPTH • Operating in the ATLANTA market • Expertise in PROCESSING BUSINESSES 18 • Proven underwriting; superior credit quality • Core deposit strength • Strong capital • Capitalize on Atlanta market disruption • Expand treasury and processing businesses Fundamentally Sound Positioned for Growth TOTAL ASSETS $2.9 Billion

atlanticcapitalbank.com Atlanta’s Hometown Business Bank 19 Atlanta metro highlights: •#1 for economic growth potential (among large metro areas) • 14 Fortune 500 headquarters (ranked #3) •#1 world’s busiest airport •#4 metro area for largest increase in population (2017-2018) •#2 moving destination • 70% of all US payments are processed through Georgia Sources: Metro Atlanta Chamber, City Data, Penske and American Transaction Processors Coalition $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 2018 Atlanta MSA GDP Billions

atlanticcapitalbank.com Atlanta’s Hometown Business Bank 20 • Focusing efforts on core commercial and private banking relationships • Atlantic Capital Exchange (“ACE”) platforms provide distinctive treasury services • Two branches and one loan production office in Atlanta metro • Total of 25 bankers Atlanta Commercial and Private Banking Loans Atlanta Commercial and Private Banking Deposits Atlanta Market Highlights Atlanta Loan and Deposit Composition – 9/30/2020 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Note: Commercial & Private Banking charts exclude real estate banking $466 $506 $585 $656 $656 $637 3.72% 4.07% 4.72% 4.89% 4.32% 3.67% 3.62% 2016 2017 2018 2019 3/31/2020 6/30/2020 9/30/2020 Loans Yield on Loans $554 $654 $751 $815 $884 $1,069 $1,064 0.19% 0.21% 0.36% 0.62% 0.50% 0.20% 0.17% 2016 2017 2018 2019 3/31/2020 6/30/2020 9/30/2020 Average Deposits Cost of Deposits Real Estate Banking 40% $1,065 $1,179 Commercial & Private Banking 90% Real Estate Banking 10% Commercial & Private Banking 60% Dollars in millions Focused on commercial clients and individuals that value high touch relationships and expertise $679

atlanticcapitalbank.com 11 16 Q3 2019 Q3 2020 Processing Businesses 21 • Atlanta-based bankers focused on processing business with payments and fintech companies • Recognized as a Top 40 ACH Bank in the US by NACHA, the Electronic Payments Association; originated $83 billion in payments in 2019 • Atlantic Capital Bank is part of Atlanta’s “Payments Alley” $185 $240 $246 $342 $516 0.38% 0.46% 0.60% 0.75% 0.25% 2016 2017 2018 2019 YTD 2020 Deposits Cost of Deposits Average Deposits – Payments & Processing Businesses ($ in millions) ACH Items Originated (in millions) Highlights 18 22 28 44 2016 2017 2018 2019 $2,589 $3,530 YTD 2019 YTD 2020 $1,972 $2,734 $3,215 $3,587 2016 2017 2018 2019 Service Charge Income ($ in thousands)

atlanticcapitalbank.com Balance Sheet Liquidity Average Loan / Deposit Ratio 92% 87% 84% 88% 89% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Non-Core Funding / Total Assets(1) 8% 3% 6% 4% 3% • Bank’s liquidity position remains strong • The bank is primarily funded by relationship driven core deposits • Second and third quarter 2020 loan / deposit ratio is inflated due to the impact from PPP loans • The bank has more than $1.1 billion in unused contingency funding excluding brokered CDs • 94% of marketable securities are unpledged 22 Prior periods have been retrospectively adjusted for the impact of discontinued operations. (1)For a reconciliation of this non-GAAP financial measure, see slides 34-35. 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020

atlanticcapitalbank.com Investment Portfolio Portfolio Yield Tax-exempt Municipal 48% Taxable Municipal 12% MBS 24% Agency CMO 10% Corporate 5% CDs 1% Sector Allocation at 9/30/2020 1.73% 2.25% 2.48% 2.69% 2.84% 2.95% 2.86% 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 Municipal Bond Ratings 9/30/2020 AAA 41% AA+ 23% AA 31% AA- 4% Other 2% Portfolio Effective Duration 5.03 4.72 5.26 6.97 6.96 6.96 6.94 Extended portfolio duration to manage interest rate risk 23 12/31/16 12/31/17 12/31/18 12/31/19 3/31/20 6/30/20 9/30/20

atlanticcapitalbank.com Summary of Loan Portfolio Borrowers by State(2) Highlights C&I Concentrations(1) (2) CRE Concentrations by Property Type(1) GA $1,360MM, 69% FL $116MM, 6% TN $98MM, 5% NC $45MM, 2% TX $32MM, 2% Other $305MM, 16% (GA 79% excluding SBA and Franchise) (1) Commercial includes commercial and industrial, owner-occupied CRE; CRE includes non-owner occupied CRE, multifamily, construction (2) Excludes Trinet, PPP, and fintech partnership consumer loans 24 Retail $153MM, 23% Hotel $119MM, 18% Office $117MM, 17% Industrial $94MM, 14% Multi-family $75MM, 11% Specialty Housing $44MM, 7% Other $69MM, 10% Restaurants and food $182MM, 17% Manufacturing $140MM, 13% Retail $132MM, 12% Wholesale $97MM, 9% Administrative support $71MM, 7% Transportation $64MM, 6% Other $249MM, 23% Real estate lessors $42MM, 4% Real estate rental $34MM, 3% Finance and insurance $66MM, 6% • $2.2 billion in total loans as of 9/30/2020 • Includes $232MM of PPP loans • Commercial focused loan portfolio • 90% commercial and CRE(1) • Concentrated in the Southeast • Granular portfolio • 25 loans larger than $10 million outstanding

atlanticcapitalbank.com Loan Portfolio by Risk Rating 25 Dollars in thousands Pass Special Mention Substandard Doubtful Total Pass Special Mention Substandard Doubtful Total Commercial - commercial and industrial 850,306 $ 62,779 $ 31,316 $ - $ 944,401 $ 891,690 $ 61,096 $ 20,994 $ 38 $ 973,818 $ Commercial - commercial real estate 820,695 27,251 32,839 - 880,785 843,648 24,253 32,420 - 900,321 Commercial - construction and land 122,545 17,291 - - 139,836 120,037 8,954 - - 128,991 Residential - mortgages 26,827 2,316 317 - 29,460 29,592 2,327 408 - 32,327 Residential - home equity 24,279 249 - - 24,528 23,689 - - - 23,689 Consumer 154,916 - - - 154,916 113,149 - - - 113,149 Other 19,673 2,648 456 - 22,777 14,904 6,798 458 - 22,160 Total 2,019,241 $ 112,534 $ 64,928 $ - $ 2,196,703 $ 2,036,709 $ 103,428 $ 54,280 $ 38 $ 2,194,455 $ Less net deferred fees and other unearned income (8,668) (9,761) Total loans held for investment 2,188,035 $ 2,184,694 $ Q3 2020 Q2 2020

atlanticcapitalbank.com Hotel Portfolio • $99 million outstanding net of SBA/USDA guaranteed portions • Weighted average original LTV 66% • Breakeven occupancy 45 – 60% • Average occupancy April – 30% (CRE 14%, SBA 35%) • Average occupancy August – 48% (CRE 48%, SBA 47%) • $25 million special mention, $1 million classified, $0 non-accrual Hotel Loans by State Hotel Portfolio Highlights Hotel Loans by Type Hotel Loans by Brand CRE $63MM, 52% SBA 504 $24MM, 20% SBA guaranteed $21MM, 18% SBA unguaranteed $12MM, 10% Hilton $43MM, 36% Marriott $30MM, 24% Hyatt $21MM, 18% InterContinental $14MM, 12% Other $12MM, 10% GA $40MM, 34% SC $17MM, 14% TN $52MM, 43% NC $5MM, 4% FL $5MM, 4% Other $1MM, 1% 26 Excludes PPP loans

atlanticcapitalbank.com Restaurant Portfolio Restaurant Loans by State Restaurant Portfolio Highlights Restaurant Loans by Concept Restaurant Loans by Type • $190 million outstanding • 92% QSR; Dunkin’ 47% of QSR • 97% of QSR locations did not close during shutdowns • 85% of QSRs have drive-thru or existing delivery model • QSR revenues have been ahead of 2019 since May • $25 million special mention, $5 million classified, $1 million non-accrual GA $63MM, 33% FL $36MM, 19% NJ $16MM, 8% IL $13MM, 7% MD $10MM, 5% MO $9MM, 5% NC $6MM, 3% OR $5MM, 3% NY $5MM, 3% Other $27MM, 14% Dunkin’ $82MM, 43% Other QSR $93MM, 49% Full service $15MM, 8% SNC $9MM, 5% Franchise finance $153MM, 80% C&I $3MM, 2% CRE $11MM, 6% SBA $10MM, 5% TriNet $4MM, 2% 27 Excludes PPP loans

Retail Portfolio

Atlantic Capital

Retail Portfolio Highlights

- $95 million non-essential retail of $283 million total retail
  - $43 million large national retailers / strong brands with good liquidity
  - $26 million retail CRE not significantly impacted beyond temporary missed rent
  - $17 million new car dealers – all profitable
- $0.5 special mention, $2.5 million classified, $0.1 million non-accrual

Retail Loans by State



Other $59MM, 21%
GA $89MM, 31%
TN $11MM, 4%
VA $12MM, 4%
NY $12MM, 4%
FL $13MM, 5%
NC $20MM, 7%
*CA $67MM, 24%

*All of the CA exposure is related to TriNet.

Retail Loans by Industry ($ in millions)

Industry	TriNet	CRE	SNC	Franchise	SBA	C&I	Total	% of Retail Loans
Pharmacies and Drug Stores	$ 65	$ -	$ -	$ -	$ -	$ -	$ 65	23%
Gasoline Stations with C Stores	-	32	8	-	3	-	43	15%
Automotive Parts and Accessories Stores	4	-	-	33	-	-	37	13%
All Other General Merchandise Stores	31	-	-	-	-	-	31	11%
Lessors of Nonresidential Buildings (Retail CRE)	-	26	-	-	-	-	26	9%
New Car Dealers	-	15	-	-	-	2	17	6%
Sporting Goods Stores	-	-	9	-	-	-	9	3%
Family Clothing Stores	-	-	8	-	-	-	8	3%
Electronic Shopping and Mail-Order Houses	-	-	6	-	-	-	6	2%
Other (includes Hardware, Beer/Wine and Dialysis)	15	9	5	-	10	2	41	15%
Total	**$ 115**	**$ 82**	**$ 36**	**$ 33**	**$ 13**	**$ 4**	**$ 283**	
% of Retail Loans	**40%**	**29%**	**13%**	**12%**	**5%**	**1%**		**100%**

Excludes PPP loans

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atlanticcapitalbank.com Shared National Credit Portfolio SNC Portfolio Highlights SNC Portfolio by Industry • $191 million outstanding • Average commitment $12 million • 29% highly leveraged transactions (outstandings) • $15 million special mention, no classified, no non-accrual Other $16MM, 9% Aluminum extruded product mfg. $20MM, 10% Air cargo $16MM 9% Financial transaction processing $13MM, 7% General medical and surgical hospitals $10MM, 5% Ready-mix concrete manufacturing $10MM, 5% Electronic computer manufacturing $9MM, 5% Limited service restaurants $9MM, 5% Sporting goods stores $9MM, 5% Gasoline stations with C stores $8MM, 4% Continuing care retirement services $8MM, 4% Cut and sew apparel contractors $8MM, 4% Crushed and broken limestone mining and quarrying $7MM, 4% Commercial printing $10MM, 5% SNC Loans by State GA $57MM, 30% FL $33MM, 17% TN $25MM, 13% NC $18MM, 10% MO $18MM, 9% AZ $13MM, 7% DE $13MM, 7% TX $9MM, 5% AL $4MM, 2% Electronic shopping and mail=in order houses $7MM, 3% Paint/varnish supplies merchant wholesalers $6MM, 3% FBO real estate leasing and services $6MM, 3% Optical goods stores $5MM, 3% Professional employer organizations $13MM, 7% 29

atlanticcapitalbank.com Balance Sheet 30 (in thousands, except share data) Sept. 30, June 30, December 31, Sept. 30, 2020 2020 2019 2019 ASSETS Cash and due from banks $ 22,715 $ 33,759 $ 45,249 $ 42,577 Interest-bearing deposits in banks 91,243 33,038 421,079 27,167 Cash and cash equivalents 113,958 66,797 466,328 69,744 Investment securities available for sale 260,884 271,829 282,461 286,785 Investment securities held to maturity, net of allowance for credit losses of $15 and $13 at September 30, 2020 and June 30, 2020, respectively 185,822 185,920 116,972 42,863 Other investments 26,315 28,811 27,556 31,360 Loans held for sale 859 1,153 370 916 Loans held for investment 2,188,035 2,184,694 1,873,524 1,835,673 Less: Allowance for credit losses (31,894) (31,605) (18,535) (18,080) Loans held for investment, net 2,156,141 2,153,089 1,854,989 1,817,593 Premises and equipment, net 22,558 22,494 22,536 19,688 Bank owned life insurance 67,489 67,127 66,421 66,047 Goodwill 19,925 19,925 19,925 19,925 Other intangibles, net 2,685 2,731 3,027 3,112 Other real estate owned 563 779 278 278 Other assets 66,778 69,967 49,516 51,887 Total assets $ 2,923,977 $ 2,890,622 $ 2,910,379 $ 2,410,198 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand $ 843,656 $ 883,662 $ 824,646 $ 599,657 Interest-bearing checking 387,858 449,737 373,727 240,427 Savings 568 583 1,219 1,081 Money market 945,834 879,863 1,173,218 921,133 Time 196,343 131,353 44,389 30,782 Brokered deposits 94,463 62,433 81,847 61,192 Total deposits 2,468,722 2,407,631 2,499,046 1,854,272 Federal funds purchased – 6,000 – 57,000 Federal Home Loan Bank borrowings – 50,000 – 76,000 Long-term debt 73,814 49,958 49,873 49,831 Other liabilities 41,132 41,053 34,965 44,384 Total liabilities 2,583,668 2,554,642 2,583,884 2,081,487 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2020, June 30, 2020, December 31, 2019, and September 30, 2019 – – – – Common stock, no par value; 100,000,000 shares authorized; 21,202,783, 21,477,631, 21,751,026, and 22,193,761 shares issued and outstanding as of September 30, 2020, June 30, 2020, December 31, 2019, and September 30, 2019; respectively 220,643 224,520 230,265 237,687 Retained earnings 104,188 95,570 91,669 84,529 Accumulated other comprehensive income 15,478 15,890 4,561 6,495 Total shareholders’ equity 340,309 335,980 326,495 328,711 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 2,923,977 $ 2,890,622 $ 2,910,379 $ 2,410,198

Period End Loans

Atlantic Capital

(dollars in thousands)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 859	$ 1,153	$ -	$ 370	$ 916	$ (294)	$ (57)
Loans held for sale - discontinued operations	-	-	-	-	-	-	-
Total loans held for sale	$ 859	$ 1,153	$ -	$ 370	$ 916	$ (294)	$ (57)
Loans held for investment							
Commercial loans:							
Commercial and industrial	$ 712,567	$ 739,769	$ 760,062	$ 705,115	$ 697,412	$ (27,202)	$ 15,155
PPP loans	$ 231,834	$ 234,049	$ -	$ -	$ -	$ (2,215)	$ 231,834
Commercial real estate:							
Multifamily	58,336	58,909	73,654	98,378	60,398	(573)	(2,062)
Owner occupied	364,170	366,847	359,026	357,912	352,842	(2,677)	11,328
Investment	458,279	474,565	477,451	460,038	452,285	(16,286)	5,994
Construction and land:						-	-
1-4 family residential construction	-	11	2,706	4,009	5,186	(11)	(5,186)
Other construction, development, and land	139,836	128,980	124,116	123,531	139,991	10,856	(155)
Mortgage warehouse loans	-	-	-	13,941	23,256	-	(23,256)
Total commercial loans	1,965,022	2,003,130	1,797,015	1,762,924	1,731,370	(38,108)	233,652
Residential:						-	-
Residential mortgages	29,460	32,327	31,761	31,315	31,903	(2,867)	(2,443)
Home equity	24,528	23,689	23,479	25,002	25,638	839	(1,110)
Total residential loans	53,988	56,016	55,240	56,317	57,541	(2,028)	(3,553)
Consumer	154,916	113,149	58,164	37,765	27,168	41,767	127,748
Other	22,777	22,160	25,488	19,552	22,533	617	244
	2,196,703	2,194,455	1,935,907	1,876,558	1,838,612	2,248	358,091
Less net deferred fees and other unearned income	(8,668)	(9,761)	(2,998)	(3,034)	(2,939)	1,093	(5,729)
Total loans held for investment	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 3,341	$ 352,362
Total loans	$ 2,188,894	$ 2,185,847	$ 1,932,909	$ 1,873,894	$ 1,836,589	$ 3,047	$ 352,305
Total unfunded commitments	$ 764,247	$ 749,321	$ 689,620	$ 743,958	$ 687,295	$ 14,926	$ 76,952

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Deposits:
Period End and Average

Atlantic Capital

Period End Deposits

(dollars in thousands)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	Linked Quarter Change	Year Over Year Change
DDA	$ 843,656	$ 883,662	$ 712,919	$ 824,646	$ 599,657	$ (40,006)	$ 243,999
NOW	387,858	449,737	368,463	373,727	240,427	(61,879)	147,431
Savings	568	583	567	1,219	1,081	(15)	(513)
Money market	945,834	879,863	982,109	1,173,218	921,133	65,971	24,701
Time	196,343	131,353	66,793	44,389	30,782	64,990	165,561
Brokered	94,463	62,433	94,268	81,847	61,192	32,030	33,271
Total deposits	$ 2,468,722	$ 2,407,631	$ 2,225,119	$ 2,499,046	$ 1,854,272	$ 61,091	$ 614,450

Average Deposits

	2020			2019		Linked	
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Quarter Change	Q3 2020 vs Q3 2019
DDA	$ 854,715	$ 815,299	$ 713,001	$ 718,298	$ 637,809	$ 39,416	$ 216,906
NOW	440,734	462,051	382,178	320,637	295,106	(21,317)	145,628
Savings	586	574	650	1,098	1,085	12	(499)
Money market	942,062	952,444	1,010,713	1,006,449	895,102	(10,382)	46,960
Time	166,019	96,362	55,775	37,388	32,409	69,657	133,610
Brokered	68,102	83,228	92,188	62,757	88,146	(15,126)	(20,044)
Total deposits	$ 2,472,218	$ 2,409,958	$ 2,254,505	$ 2,146,627	$ 1,949,657	$ 62,260	$ 522,561
Noninterest bearing deposits as a percentage of average deposits	34.6%	33.8%	31.6%	33.5%	32.7%		
Cost of interest-bearing deposits	0.28%	0.33%	1.09%	1.36%	1.58%		
Cost of deposits	0.19%	0.22%	0.75%	0.90%	1.06%		

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atlanticcapitalbank.com Income Statements 33 (in thousands except share and per share data) Three months ended September 30, 2020 June 30, 2020 March 31, 2020 December 31, 2019 September 30, 2019 Total interest income $ 24,233 $ 23,797 $ 26,023 $ 26,532 $ 26,520 Total interest expense 2,515 2,166 5,043 5,965 6,536 NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES 21,718 21,631 20,980 20,567 19,984 Provision for credit losses 28 8,863 8,074 787 413 NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES 21,690 12,768 12,906 19,780 19,571 NONINTEREST INCOME Service charges 1,217 1,081 1,232 998 925 Gains (losses) on sale of securities – – – – 253 Gains (losses) on sale of other assets (145) – 5 – 140 Derivatives income (loss) 10 (10) 246 315 (293) Bank owned life insurance 363 367 362 375 422 SBA lending activities 893 782 414 846 1,150 Other noninterest income 166 123 163 145 172 Total noninterest income 2,504 2,343 2,422 2,679 2,769 NONINTEREST EXPENSE Salaries and employee benefits 8,850 8,466 8,476 8,500 8,295 Occupancy 739 883 794 838 722 Equipment and software 826 763 779 769 842 Professional services 562 792 705 577 764 Communications and data processing 757 670 897 1,066 796 Marketing and business development 141 79 153 143 243 Travel, meals and entertainment 39 34 140 175 152 FDIC premiums 213 175 – – (193) Other noninterest expense 1,586 1,042 933 1,314 1,056 Total noninterest expense 13,713 12,904 12,877 13,382 12,677 INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES 10,481 2,207 2,451 9,077 9,663 Provision for income taxes 1,863 358 327 1,937 2,094 NET INCOME FROM CONTINUING OPERATIONS 8,618 1,849 2,124 7,140 7,569 DISCONTINUED OPERATIONS Income (loss) from discontinued operations $ – $ – $ – $ – $ – Provision (benefit) for income taxes – – – – (617) Net income (loss) from discontinued operations – – – – 617 NET INCOME $ 8,618 $ 1,849 $ 2,124 $ 7,140 $ 8,186 Net Income (Loss) per Common Share ‑ Basic Net income per common share - continuing operations $ 0.40 $ 0.09 $ 0.10 $ 0.33 $ 0.33 Net income (loss) per common share - discontinued operations – – – – 0.03 Net Income per Common Share ‑ Basic 0.40 0.09 0.10 0.33 0.36 Net Income (Loss) per Common Share ‑ Diluted Net income per common share - continuing operations $ 0.40 $ 0.09 $ 0.10 $ 0.32 $ 0.33 Net income (loss) per common share - discontinued operations – – – – 0.03 Net Income per Common Share ‑ Diluted 0.40 0.09 0.10 0.32 0.36 Weighted average shares - basic 21,500,735 21,472,462 21,689,038 21,876,487 22,681,904 Weighted average shares - diluted 21,543,805 21,535,040 21,842,175 22,053,907 22,837,531

Non-GAAP Financial Measures

Atlantic Capital

(in thousands, except share and per share data)	2020			2019		For the nine months ended Sept. 30	
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2020	2019
Taxable equivalent net interest income reconciliation - continuing operations							
Net interest income - GAAP	$ 21,718	$ 21,631	$ 20,980	$ 20,567	$ 19,984	$ 64,329	$ 60,297
Taxable equivalent adjustment	345	354	223	167	104	923	292
Net interest income - taxable equivalent - continuing operations	$ 22,063	$ 21,985	$ 21,203	$ 20,734	$ 20,088	$ 65,252	$ 60,589
Taxable equivalent net interest margin reconciliation - continuing operations							
Net interest margin - GAAP - continuing operations	3.09%	3.17%	3.38%	3.35%	3.51%	3.21%	3.64%
Impact of taxable equivalent adjustment	0.05%	0.06%	0.03%	0.03%	0.01%	0.04%	0.02%
Net interest margin - taxable equivalent - continuing operations	3.14%	3.23%	3.41%	3.38%	3.52%	3.25%	3.66%
Tangible book value per common share reconciliation							
Total shareholders' equity	$ 340,309	$ 335,980	$ 332,300	$ 326,495	$ 328,711	$ 340,309	$ 328,711
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 320,384	$ 316,055	$ 312,375	$ 306,570	$ 308,786	$ 320,384	$ 308,786
Common shares outstanding	21,202,783	21,477,631	21,479,986	21,751,026	22,193,761	21,202,783	22,193,761
Book value per common share - GAAP	$ 16.05	$ 15.64	$ 15.47	$ 15.01	$ 14.81	$ 16.05	$ 14.81
Tangible book value	15.11	14.72	14.54	14.09	13.91	15.11	13.91
Tangible common equity to tangible assets reconciliation							
Total shareholders' equity	$ 340,309	$ 335,981	$ 332,300	$ 326,495	$ 328,711	$ 340,309	$ 328,711
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible common equity	$ 320,384	$ 316,056	$ 312,375	$ 306,570	$ 308,786	$ 320,384	$ 308,786
Total assets	$ 2,923,977	$ 2,890,622	$ 2,719,658	$ 2,910,379	$ 2,410,198	$ 2,923,977	$ 2,410,198
Intangible assets	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)	(19,925)
Total tangible assets	$ 2,904,052	$ 2,870,697	$ 2,699,733	$ 2,890,454	$ 2,390,273	$ 2,904,052	$ 2,390,273
Tangible common equity to tangible assets	11.03%	11.01%	11.57%	10.61%	12.92%	11.03%	12.92%
PPP loans	$ 231,834	$ 234,049	$ -	$ -	$ -	$ 231,834	$ -
Total tangible assets excl PPP loans	$ 2,672,218	$ 2,636,648	$ 2,699,733	$ 2,890,454	$ 2,390,273	$ 2,672,218	$ 2,390,273
Tangible common equity to tangible assets excl PPP loans	11.99%	11.99%	11.57%	10.61%	12.92%	11.99%	12.92%
Pre-provision net revenue (PPNR) reconciliation							
Net interest income - GAAP	$ 21,718	$ 21,631	$ 20,980	$ 20,567	$ 19,984	$ 64,329	$ 60,297
Taxable equivalent adjustment	345	354	223	167	104	923	292
Noninterest income	2,504	2,343	2,422	2,679	2,769	7,269	8,046
Noninterest expense	(13,713)	(12,904)	(12,877)	(13,382)	(12,677)	(39,494)	(39,726)
Pre-provision net revenue	$ 10,854	$ 11,424	$ 10,748	$ 10,031	$ 10,180	$ 33,027	$ 28,909
Noncore funding to total assets							
Federal funds purchased	$ -	$ 6,000	$ 75,000	$ -	$ 57,000		
FHLB advances	-	50,000	-	-	76,000		
Brokered deposits	94,463	62,433	94,268	81,847	61,192		
Total noncore funding	$ 94,463	$ 118,433	$ 169,268	$ 81,847	$ 194,192		
Total assets	$ 2,923,977	$ 2,890,622	$ 2,719,322	$ 2,910,379	$ 2,410,198		
Noncore funding to total assets	3%	4%	6%	3%	8%		

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Non-GAAP Financial Measures

Atlantic Capital

(in thousands, except share and per share data)	2020			2019		For the nine months ended Sept. 30	
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2020	2019
Allowance for credit losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 2,188,035	$ 1,835,673
PPP Loans	(231,834)	(234,049)	-	-	-	(231,834)	-
Total loans held for investment excluding PPP	$ 1,956,201	$ 1,950,645	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 1,956,201	$ 1,835,673
Allowance for credit losses to loans held for investment	1.59%	1.61%	1.43%	1.04%	1.03%	1.59%	1.03%
Allowance for credit losses to loans held for investment excluding PPP loans	1.78%	1.80%	1.43%	1.04%	1.03%	1.78%	1.03%
Allowance for loan losses to loans held for investment reconciliation							
Total loans held for investment	$ 2,188,035	$ 2,184,694	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 2,188,035	$ 1,835,673
PPP Loans	(231,834)	(234,049)	-	-	-	(231,834)	-
Total loans held for investment excluding PPP	$ 1,956,201	$ 1,950,645	$ 1,932,909	$ 1,873,524	$ 1,835,673	$ 1,956,201	$ 1,835,673
Allowance for loan losses to loans held for investment	1.46%	1.45%	1.29%	0.99%	0.98%	1.46%	0.98%
Allowance for loan losses to loans held for investment excluding PPP loans	1.63%	1.62%	1.29%	0.99%	0.98%	1.63%	0.98%

(in thousands)	For the Years Ended December 31,				
	2019	2018	2017	2016	2015
Net interest income reconciliation					
Net interest income - GAAP	$ 80,864	$ 76,247	$ 62,832	$ 53,719	$ 38,946
Taxable equivalent adjustment	459	395	906	484	63
Net interest income - taxable equivalent	$ 81,323	$ 76,642	$ 63,738	$ 54,203	$ 39,009
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	3.52%	3.48%	3.03%	2.74%	2.75%
Impact of taxable equivalent adjustment	0.06%	0.02%	0.04%	0.02%	0.01%
Net interest margin - taxable equivalent	3.58%	3.50%	3.07%	2.76%	2.76%

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atlanticcapitalbank.com Financial Information from Discontinued Operations 36 Components of Net Income (Loss) from Discontinued Operations 2020 (in thousands) Third Quarter Second Quarter First Quarter Fourth Quarter Third Quarter Net interest income - $ - $ - $ - $ - $ Provision for loan losses - - - - – Net interest income after provision - - - - - Service charges - - - - - Mortgage income - - - - – Gain on sale of branches - - - - - Other income - - - - - Total noninterest income - - - - - Salaries and employee benefits - - - - - Occupancy - - - - - Equipment and software - - - - - Amortization of intangibles - - - - - Communications and data processing - - - - - Divestiture expense - - - - - Other noninterest expense - - - - - Total noninterest expense - - - - - Net income (loss) before provision for income taxes - - - - - Provision (benefit) for income taxes - - - - (617) Net income (loss) from discontinued operations - $ - $ - $ - $ 617 $ 2019

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